UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 5, 2009

ATS Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-51552	11-3747850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7925 Jones Branch Drive, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (571) 766-2400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Conditions

On August 5, 2009, ATS Corporation announced its financial results for the second quarter ended June 30, 2009.  The press release containing the announcement is attached hereto as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release Dated August 5, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      August 5, 2009

ATS CORPORATION

By:	/s/ Dr. Edward H. Bersoff
Dr. Edward H. Bersoff
Chairman, President and
Chief Executive Officer